Exhibit 10(r)

                             AMENDMENT TO
                            LOAN AGREEMENT
                             Amendment #1
                          Dated May 20, 1996


The LOAN AGREEMENT dated ________________ (the "Agreement"), between Concord Growth Corporation, a California Corporation, and __________________, a corporation is hereby amended in the specific section(s) as follows:

Section 5.8

Financial Covenants: Notwithstanding the terms set forth herein, the following subsections have been amended as follows:

     (d) Borrower shall remain positive cash flow (defined as Earnings before Interest, Taxes, Depreciation, Amortization) on a quarterly basis, beginning with Borrower's third quarter-ending October 31, 1996, as determined in accordance with generally accepted accounting principles in effect on the date hereof, consistently applied.

     (e) This subsection has been deleted in its entirety.

The Amendment affects only the above listed Section(s) of the Agreement and all other provisions of the Agreement shall remain unchanged and in force as written or thereafter amended in writing.

This Amendment shall become effective when it is accepted and executed by an authorized officer of Lender.

AGREED:

BORROWER:


      BY:   /s/ Larry J. Stallings

                Larry J. Stallings, President and CEO
                (PRINT NAME AND TITLE)

      DATE:    May 21, 1996


ACCEPTED:

LENDER:

      CONCORD GROWTH CORPORATION

      BY:   /s/ Julie M. Saltonstall

                Julie M. Saltonstall, Vice President
                (PRINT NAME AND TITLE)

      DATE:    May 22, 1996